--------------------------------------------------------------------------------











                                        THE
                                           WATCHDOG
                                                DOG(SM) (LOGO)


                             THE WATCHDOG FUND(SM)

                                   PROSPECTUS

                                OCTOBER 29, 2003
                             Amended APRIL 30, 2004

                                1-866-8-WATCHDOG
                                 1-866-892-8243








THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



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













                            DEAR POTENTIAL INVESTOR:


                  PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE

                             YOU INVEST IN THE FUND



















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TABLE OF CONTENTS
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                                                                            Page
RISK/RETURN SUMMARY .......................................................    2
Fund Investment Objective .................................................    2
Principal Investment Strategies of the Fund ...............................    2
Principal Risks of Investing in the Fund ..................................    3

PERFORMANCE INFORMATION ...................................................    6
Fees and Expenses of the Fund .............................................    6
Example ...................................................................    7

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS ...    8
Investment Objective and Principal Investment Strategies ..................    8
Other Principal Investment Strategies .....................................    9
Options and Hedging Strategies ............................................    9
Short Selling .............................................................   11
Leverage Through Borrowing ................................................   12
Temporary Investments .....................................................   12
Principal Risks ...........................................................   12

MANAGEMENT ................................................................   16
Compensation ..............................................................   16
Adviser's Prior Performance ...............................................   16

SHAREHOLDER INFORMATION ...................................................   17
Pricing of Fund Shares ....................................................   17
Minimum Purchases, Additional Investments and Account Balances ............   17
Purchasing Fund Shares ....................................................   18
Other Purchase Information ................................................   19
Automated Clearing House (ACH) ............................................   19
Automatic Investment Plan .................................................   19
Redeeming Fund Shares .....................................................   20
Systematic Withdrawal Plan ................................................   21
Other Redemption Information ..............................................   21
Redemption Fee ............................................................   21
Transfer of Registration ..................................................   22
Dividends and Distributions ...............................................   22
Taxation of Distributions .................................................   22

DISTRIBUTION ARRANGEMENTS .................................................   23
Sales Loads ...............................................................   23
Distribution Plan .........................................................   23

FINANCIAL HIGHLIGHTS ......................................................   23

PRIVACY POLICY ............................................................   24

RISK/RETURN SUMMARY
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FUND INVESTMENT OBJECTIVE
The investment objective of The Watchdog Fund (the "Fund") is to achieve capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The Fund engages in an investment strategy designed to profit by acting as a catalyst for positive change in the management and operation of the companies in which it invests. The Fund's strategy is based on the proposition that both well-run and more troubled companies benefit from shareholder participation. The Fund seeks to be a watchdog for those who invest in the Fund. By being an active investor, the Fund seeks to be a guardian of the Fund's shareholders' best interests, and a vigilant defender of the Fund's shareholders' rights. The Fund's strategy includes investing primarily in domestic companies that H Team Capital, LLC (the "Adviser") believes can benefit from greater shareholder involvement. In certain instances, the Adviser may invest in companies it believes are in need of remedial action designed to put management's interests in line with the investors' interests. In other instances, the Adviser may invest in companies it believes are well-run. As a result, the Fund will invest primarily in companies where the Adviser believes it can increase the value of the Fund's investments by lobbying for positive change and demanding greater management accountability.

As a last resort, in instances where the Adviser believes it is worthwhile, and where constructive dialogue fails to result in positive change or management fails to respond, the Fund may exercise its rights as a shareholder by seeking to replace management or the Board of Directors or certain members of the Board. The Fund may also nominate its own Directors including persons affiliated with the Fund such as its portfolio manager, Howard Horowitz, or others to represent public shareholders on the Board. As a last resort, the Fund may engage in what are commonly known as "proxy fights" to achieve its investment objectives. The Fund may also choose to work with other shareholders, or pursue its claims through legal and regulatory channels in an effort to compel unwilling managements or Boards to start working for the shareholders who own the company, or turn the company over to those who will manage the company in the best interests of its shareholders.

The Fund will primarily invest in the equity securities of domestic companies. As discussed above, the Fund may invest in companies the Adviser believes are examples of good corporate governance as well as companies the Adviser believes should be better run. In addition, the Fund may also sell short companies the Adviser believes are being poorly run. The Fund may also invest up to 5% of its assets in high yield (high risk) debt instruments, which are those bonds rated at the time of purchase below the fourth credit grade (that is, below BBB by Standard & Poor's Corporation, below Baa by Moody's Investors Services, Inc., or below a comparable rating by another nationally recognized statistical rating organization) or unrated bonds determined by the Adviser to be of comparable quality. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The Fund may invest in securities rated in the lowest ratings category or in default. The Fund may also borrow money from banks to increase its portfolio holdings of securities, to meet redemptions or for temporary or emergency purposes.

In addition, the Fund may buy or sell options or sell short securities for investment purposes, to hedge against market movements or other risks or to enhance the profitability of a transaction. The Fund's strategy requires "battle skills" and special expertise in addition to financial analysis. These skills include negotiation skills, the ability to evaluate legal, political and public relations considerations, and the ability to organize other shareholders. Unlike most other mutual funds, the Fund will be an active rather than a passive investor in the companies it owns. As a result, investment in the Fund presents different risks than investment in other more traditional mutual funds.

The Fund may adopt temporary defensive positions to attempt to respond to adverse market, economic, political or other conditions. Depending upon economic and market conditions, the Adviser may invest temporarily a substantial portion of the Fund's assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States government, its agencies or instrumentalities, commercial paper and repurchase agreements for the above securities. The Adviser may also at any time invest some of the Fund's assets in these investments to meet redemptions and cover operating expenses. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is suitable for investors who seek capital appreciation and who want to invest in an alternative strategy which may be less dependent on the stock market in general or improvements in economic conditions. The Fund is also appropriate for investors who want to send a clear message to management: "You work for public shareholders and no one else."

The Fund involves risks common to any investment in securities.

By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund will invest principally in common stocks which do not provide the same protection of capital or assurance of income as fixed income securities. There is no guarantee that the Fund will meet its goals. It is possible to lose money by investing in the Fund.

Two principal risks of equity investing are market risk and selection risk.

MARKET RISK. The stock market in general will fluctuate, which may affect the performance of any individual stock.

SELECTION RISK. The particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

Other risks include:

CAPITALIZATION RISK. Stocks of smaller and mid-sized companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the desired price. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

BELOW-INVESTMENT GRADE SECURITIES RISK. Below-investment grade securities are sometimes referred to as junk bonds and are very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that a Fund which invests in below-investment grade securities could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of below-investment grade securities will not receive payments until the holders of all other debt have been paid. In addition, the market for below-investment grade securities has, in the past, had more frequent and larger price changes than the markets for other securities. Below-investment grade securities can also be more difficult to sell for good value.

PORTFOLIO TURNOVER RISK. The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses and lower return. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

BORROWING RISK. The Fund's borrowing activities will exaggerate any increase or decrease in the net asset value of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on securities acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

NON-DIVERSIFIED RISK. The Fund is not a "diversified" fund within the meaning of the Investment Company Act of 1940 (the "1940 Act"). Accordingly, the Fund may invest in a relatively small number of issuers, thus making an investment in the Fund potentially more risky than an investment in a diversified fund.

STRATEGY RISK. The Fund's investment strategy also carries with it risks and expenses not normally associated with mutual fund investments. For example, the Fund's strategy may require the Adviser to negotiate with management and other third parties. Such negotiations involve skills as well as expenses not typically associated with fund management including negotiating skills, strategic planning, and judgments on the part of the Adviser about legal, regulatory, political, public relations and other non-financial matters. In making such considerations, or executing a particular strategy, the Fund may need to retain third party experts including, but not limited to, forensic auditors and accountants, due diligence experts, litigation or other legal or regulatory counsel, and proxy solicitation firms, among others. The Fund will be required to bear the costs of such third party experts and these costs could be substantial. An estimate of these costs has been included in the fee table under Other Expenses. There can be no guarantee that the Fund will be successful in its investment strategy or that the Adviser will make the correct judgments necessary to achieve the Fund's objectives.

A risk of the Fund's investment strategy is that entrenched management "beats us" and we are unable to make the changes the Adviser believes are in the Fund shareholders' best interests. Another risk is that the Fund may succeed in making positive changes, but they are not recognized by the market or their benefits are offset by other factors. In order to increase the likelihood of success, the Fund may, in certain instances, have to prove to management that "the Fund is not going away." As a result, the Fund may have to play a waiting game with management and may need to hold its position for a long time in order to succeed. In addition, because the Fund may invest in equity or debt securities, the Fund is subject to the risk of movements in both the equity and debt markets.

There is also a risk that the strategy may result in the target company taking legal action against the Fund. This could result in the Fund incurring legal fees to defend itself and could result in the Fund being liable to the target for damages. These costs would be borne by the Fund and could significantly increase the Fund's expenses.

OPTIONS AND SHORT SELLING RISK. The Fund's use of options entails additional risks, including an imperfect correlation between the price movements of the option and the underlying security, lack of assurance of a liquid secondary market for any given option and price fluctuations. The Fund's use of short selling also entails additional risks, including the risk that the price of the security sold short increases in value and the risk that the lender of the security sold short recalls the stock it lent to the short seller.

NEW FUND RISK. The Fund is a newly organized entity and has no prior operating history or track record. Accordingly, the Fund does not have a performance history for a prospective investor to consider. The portfolio manager, Howard Horowitz, has been working in the investment industry since 1994.

As a result of these and other risks, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

This is a new fund. Accordingly, information about the Fund's performance is not available.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price) ...................................   None
Maximum Deferred Sales Charge (Load) ..................................   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ...........   None
Redemption Fee ........................................................   1.00%*

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees .......................................................   1.50%
Distribution And Service (12b-1) Fees .................................   0.25%
Other Expenses+ .......................................................   0.89%
                                                                         -----
Total Expenses before Waiver ..........................................   2.64%
Reimbursement and/or Waiver ...........................................  (0.69%)
                                                                         -----
TOTAL ANNUAL FUND OPERATING EXPENSES(1) ...............................   1.95%
                                                                         =====



Certain investment dealers, banks and financial services firms may charge you direct fees in connection with purchasing or redeeming the Fund's shares. These tables do not reflect those fees.

 * The Fund imposes a 1.00% Redemption Fee on Fund shares that are redeemed 30 days or fewer from the date of purchase and 0.50% for shares that are redeemed after 30 days, but less than one year from the date of purchase.
 + Other Expenses are based on estimated amounts for the current fiscal year.
   Included in Other Expenses is an estimate of expenses that may be incurred if the Fund is required to retain third party experts in carrying out its investment strategy or should the Fund incur costs of a lawsuit against the Fund.
 1 The Fund's Adviser has contractually agreed to waive its advisory fee and reimburse up to $100,000 of expenses of the Fund to ensure that Total Operating Expenses do not exceed 1.95% of average net assets of the Fund. This waiver and reimbursement arrangement is in effect until one year from commencement of operations. The Fund may reimburse the Adviser in future years for fees waived or expenses paid. Any waiver of advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests. The reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the limitation on Fund expenses. The Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements made in the prior three fiscal years. Any such reimbursement will be reviewed by the Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. The Adviser has agreed to pay the Fund's organizational costs.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year ............. $198
                         3 Years ............ $755

INVESTMENT OBJECTIVE, PRINCIPAL
INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The Fund's investment object is to achieve capital appreciation. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund seeks to achieve its objective through an investment strategy involving shareholder advocacy and positive participation in the companies in which it invests. In particular, the Fund will focus its efforts on improving corporate governance and management accountability at those companies. The Fund seeks to be a watchdog for those who invest in the Fund. By being an active investor, the Fund seeks to be a guardian of Fund's shareholders' best interests, and a vigilant defender of the Fund's shareholders' rights.

The Fund will primarily invest in the equity securities of domestic companies. As discussed above, the Fund may invest in companies the Adviser believes are examples of good corporate governance as well as companies the Adviser believes should be better run. In addition, the Fund may also sell short companies the Adviser believes are poorly run. The Fund may also invest up to 5% of its assets in high yield (high risk) debt instruments, which are those bonds rated, at the time of purchase, below the fourth credit grade (that is, below BBB by Standard & Poor's Corporation, below Baa by Moody's Investors Services, Inc., or below a comparable rating by another nationally recognized statistical rating organization) or unrated bonds determined by the Adviser to be of comparable quality. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The Fund may invest in securities rated in the lowest ratings category or in default. As part of its investment strategy and to enhance the profitability of an investment, or to hedge against market movements or other risks, the Fund may buy or sell options or sell short securities.

The Fund attempts to achieve its objective by leading the way to more efficient, more effective and more accountable management at the companies it selects for investment. The Adviser starts with the basic proposition that COMPANIES THAT HAVE ACTIVE SHAREOWNERS OUTPERFORM COMPANIES THAT DO NOT. Think of your neighborhood grocery store. If the owner is not minding the store, people may take advantage of the owner, which in a public company, is you the shareholder.

The Adviser believes that many of America's largest companies are no different from your corner store. Now, we certainly don't believe all or even most managers are criminals, or even unfriendly or opposed to shareholders. The Adviser's job is to be on the lookout for companies where value can be enhanced and to go in to those companies and try to change things for the better.

The Adviser's hope is that when presented with constructive suggestions from the Fund, management will respond favorably. But, the Adviser does not know. That's why the Adviser has the option, where it believes it makes sense, to attempt to compel unwilling executives or Directors to recognize that they work for the shareholders, like the Fund, and not the other way around because, as a shareholder, the Fund owns the company. The Adviser will only pursue this path when it believes the potential profit outweighs the time, risk and cost to the Fund of such action.

Where the Adviser deems it appropriate and where management effectively says:
"We don't care what you think, you can't touch us," the Adviser's Plan B could (but need not) include any of the following: call a shareholder meeting; make proposals on the target company's proxy; nominate Directors to the target company's board; organize with other target company shareholders; and talk to investors who can make an offer for the target company.

In making investments for the Fund, the Adviser will consider the following factors:

o Why the target company is underperforming its peers. Is it because of poor or non-responsive management?

o    Potential profit that can be achieved relative to the risks involved;

o    Probability and timing of success;

o Likelihood of other target company shareholders supporting the Adviser's efforts;

o Strategic motivation of various participants, including management and other target company shareholders;

o    Size of the target company;

o Target company's organizational, corporate governance and capital structure, including multiple classes of shares with unequal voting rights, poison pills, golden parachutes and excessive executive compensation programs;

o    Legal, regulatory and any other avenues for achieving our goals;

o Possibility of outside offers for the target company, divisions of the target company or liquidation of the target company; and

o Outlook on securities of the target company, including likely trading ranges of the stock if the Fund loses to entrenched management.

OTHER PRINCIPAL INVESTMENT STRATEGIES

OPTIONS AND HEDGING STRATEGIES
Another tool in our toolbox is options. Options are contracts we may enter into in order to buy or sell a stock at an agreed upon price by a certain date. Options come in different flavors: puts (contracts where the other guy must buy) and calls (contracts where the other guy gets to buy if he wants to).

A put option is a short-term contract which gives the purchaser of the put option, in return for a premium (i.e., money) paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. A call option is a short-term contract which gives the purchaser of the call option, in return for a premium (i.e., money) paid, the right to buy the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option.

The Fund may use options in an attempt to limit or cushion downside risk. This is sometimes called "hedging" as in "hedging your bet." The Fund may also buy or sell options purely for investment purposes and not for any hedging purposes. Hedging occurs when the Fund seeks to preserve a portfolio's value by buying securities which it believes will move in opposite directions of each other. In other words, when one goes up, the other goes down. This allows the Fund to offset declines in the value of one investment by buying another whose price the Adviser believes will move in the opposite direction of the price of the first investment. Accordingly, options and/or hedging may reduce the risks of taking long positions or short selling in certain circumstances. In addition, the sale of options on a particular stock may generate income for the Fund. However, options and hedging may limit the profits when the price of the underlying security moves in the direction anticipated by the Fund.

Here is an example of how an option might work. The Fund might buy a put to protect itself in case a stock goes down. It's a little like buying insurance. It costs money but protects you in the event the unexpected happens. The price of a put option will normally move in the opposite direction of the price of the underlying security. Consequently, by purchasing a put option, it may be possible for the Fund to partially offset any decline in the price of a stock held by the Fund. However, if the stock price goes up, as the Fund hopes, its profit is reduced by the cost of the put. The Fund may also purchase or sell covered put and call options (which means the Fund also owns the stock) to reduce the risks associated with its investments and, in certain cases, to increase total investment return.

What all this means is that there is more than one way to hedge your bet.

The Fund has the ability to buy or sell (including selling short) (see discussion below on short selling) these put and call contracts. The Fund may do this for a number of reasons including, but not limited to: the Fund thinks it is more profitable to buy the option than the stock; the Fund thinks it can lose less in terms of absolute dollars by buying the option rather than the stock, although as a percentage, the Fund could lose the entire cost of the option if the contract ends up worthless. If the Fund were to sell a put option, the Fund would be obligated to buy the underlying security from the purchaser of the put option at a specified price. In that event, the Fund bears the risk of loss to the extent the underlying stock is below the price specified in the put option. The Fund takes this risk in exchange for a premium paid by the buyer of the put option. If the Fund were to sell a call option on a stock, it would give the purchaser of the call option the right to purchase the stock at the price specified in the call option. In that event, the Fund gives up the right to the appreciation in the stock above the specified level, the strike price, in return for the premium. That's a risk/reward analysis the Adviser has to make.

And then there are a lot of different ways the Fund can combine purchases and sales of options and stocks in an effort to essentially get the most bang for the Fund's buck. Like anything else, sometimes it works and sometimes it doesn't. The Fund's goal, however, is always to take risks the Fund believes are reasonable in comparison to the profit the Fund believes it can make.

SHORT SELLING

Where the Fund believes that a company's management is just bleeding the company dry or running the company as though it were a private kingdom and it appears unlikely to change, the Fund can send the clearest message of all, by shorting its stock. Shorting a stock means selling a stock you don't own. It's perfectly legal. All it means is you borrow the stock from someone else who owns it in order to make the sale. You give the stock back to the owner later by buying it back at a lower (you hope) or higher price in the market. Thus, when you have a short position, you make money if the stock goes down. Therefore, such short positions may offset the risk associated with the stocks we own outright and hope will go up, because short investments make money when stocks go down.

There are also other reasons the Fund might short a stock. For example, when the terms of a proposed merger transaction in a stock the Fund owns call for the exchange of common stock and/or other securities, the Fund may purchase common stock of the target company and, at approximately the same time, sell short an equivalent amount of the acquiring company's common stock and/or other securities. Typically, such short sales will be made with the intention of later closing out (i.e., covering) the short position with the securities the Fund gets when the merger closes. In such case, the purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. This is referred to as merger arbitrage. The risk is that if the acquisition is called off or otherwise not completed on its original terms, the Fund may realize losses on both its long position in the target company's shares and its short position in the acquiring company's securities.

A short position may also be employed when the Adviser wants to offset the risk of one of its investments not going up by selling short a competitor or a company in the same industry in case that whole sector or industry goes down while the Fund is fighting it out with management. In such cases, the Fund seeks to profit from a decline in the shorted company's share price over a period of time.

There are two requirements for a short sale: (1) for listed securities, the sale must be executed on an uptick, a price which is higher than the previous trade which occurred at a different price; and (2) the seller must be able to borrow the stock so it can deliver the shares to the buyer. On the trade settlement date, the Fund's custodian delivers the borrowed stock to the buyer in exchange for the cash proceeds of the sale. In turn, the custodian delivers the cash to the security lender as a collateral deposit against the security loan. The lender invests the collateral and may rebate to the Fund a negotiated portion of the interest earned. The borrower of a security is responsible for making all payments to the lender, such as dividends, on the shares sold short. Any dividends declared must be paid to the borrower on the payment date.

At all times, when the Fund does not own, or have an unconditional right to receive, securities which are sold short, the Fund will maintain, or segregate, collateral consisting of cash, cash equivalents (including repurchase agreements, government securities and shares in money market funds) or liquid securities equal in value on a daily marked-to-market basis to the securities sold short. The Fund has adopted a non-fundamental policy to limit the Fund's short positions to 25% of the net assets of the Fund.

LEVERAGE THROUGH BORROWING
The Fund may borrow from banks to increase its portfolio holdings of securities. The Fund may also borrow money for temporary or emergency purposes or to meet redemptions. In addition, the use of certain derivative instruments, such as the options discussed above, has the effect of leverage.

TEMPORARY INVESTMENTS
The Fund may adopt temporary defensive positions to attempt to respond to adverse market, economic, political or other conditions. Depending upon economic and market conditions, the Adviser may invest temporarily a substantial portion of the Fund's assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States government, its agencies or instrumentalities, commercial paper and repurchase agreements for the above securities. The Adviser may also at any time invest some of the Fund's assets in these investments to meet redemptions and cover operating expenses. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

PRINCIPAL RISKS
The Fund involves risks common to any investment in securities.

By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund will invest principally in common stocks, which do not provide the same protection of capital or assurance of income as fixed income securities. There is no guarantee that the Fund will meet its goals. It is possible to lose money by investing in the Fund.

Two principal risks of equity investing are market risk and selection risk.

MARKET RISK. The stock market in general will fluctuate, which may affect the performance of any individual stock.

SELECTION RISK. The particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

Other risks include:

CAPITALIZATION RISK. Stocks of smaller and mid-sized companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the desired price. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

BELOW-INVESTMENT GRADE SECURITIES RISK. Below-investment grade securities are sometimes referred to as junk bonds and are very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that a Fund which invests in below-investment grade securities could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of below-investment grade securities will not receive payments until the holders of all other debt have been paid. In addition, the market for below-investment grade securities has, in the past, had more frequent and larger price changes than the markets for other securities. Below-investment grade securities can also be more difficult to sell for good value.

PORTFOLIO TURNOVER RISK. The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses and lower return. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

BORROWING RISK. The Fund's borrowing activities will exaggerate any increase or decrease in the net asset value of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on securities acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

NON-DIVERSIFIED RISK. The Fund is not a "diversified" fund within the meaning of the Investment Company Act of 1940. Accordingly, the Fund may invest in a relatively small number of issuers, thus making an investment in the Fund potentially more risky than an investment in a diversified fund.

STRATEGY RISK. The Fund's investment strategy also carries with it risks and expenses not normally associated with mutual fund investments. For example, the Fund's strategy may require the Adviser to negotiate with management and other third parties. Such negotiations involve skills as well as expenses not typically associated with fund management including negotiating skills, strategic planning, and judgments on the part of the Adviser about legal, regulatory, political, public relations and other non-financial matters. In making such considerations, or executing a particular strategy, the Fund may need to retain third party experts including, but not limited to, forensic auditors and accountants, due diligence experts, litigation or other legal or regulatory counsel, and proxy solicitation firms, among others. The Fund will be required to bear the costs of such third party experts and these costs could be substantial. An estimate of these costs has been included in the fee table under Other Expenses. There can be no guarantee that the Fund will be successful in its investment strategy or that the Adviser will make the correct judgments necessary to achieve the Fund's objectives.

A risk of the Fund's investment strategy is that entrenched management "beat us" and we are unable to make the changes the Adviser believes are in the Fund shareholders' best interests. Another risk is that the Fund may succeed in making positive changes, but they are not recognized by the market or their benefits are offset by other factors. In order to increase the likelihood of success, the Fund may, in certain instances, have to prove to management that "the Fund is not going away." As a result, the Fund may have to play a waiting game with management and may need to hold its position for a long time in order to succeed. In addition, because the Fund may invest in equity or debt securities, the Fund is subject to the risk of movements in both the equity and debt markets.
                                       13

There is also a risk that the strategy may result in the target company taking legal action against the Fund. This could result in the Fund incurring legal fees to defend itself and could result in the Fund being liable to the target for damages. These costs would be borne by the Fund and could significantly increase the Fund's expenses.

The Adviser assesses and re-assesses the risks involved in each investment throughout the time it holds a position. This holding period may be a year or longer in some cases. In addition, new events that arise after an investment is made may dramatically alter the original analysis. Such events may include changes in the business of the company, changes within the industry of the company, changes in the financial markets (debt and equity), changes in management, litigation, accounting irregularities, and offers to buy the company or the dropping or non-appearance of such offers over a long period of time. Some of these developments may require the Adviser to react quickly and without the benefit of full disclosure by the parties involved. If the Adviser fails to do so, you may lose money by investing in the Fund. Such situations create risk that money will be lost.

NEW FUND RISK. The Fund is a newly organized entity and has no prior operating history or track record. Accordingly, the Fund does not have a performance history for a prospective investor to consider. The portfolio manager, Howard Horowitz, has been working in the investment industry since 1994.

RISKS ASSOCIATED WITH SHORT SALES AND THE USE OF OPTIONS
The Adviser believes that, when used for hedging purposes as opposed to when the Fund shorts a stock because the Adviser thinks it's a lousy investment, short sales and options transactions should be viewed less as speculative strategies than as techniques to help protect the assets of the Fund against unfavorable market conditions that might otherwise adversely affect certain of its investments. Nonetheless, even the Fund's use of options and short selling to reduce the risks associated with certain of its investments creates other risks.

As discussed above, in many instances, the purpose of a short sale and various options techniques is to protect against a decline in the market value of a target company's securities. However, under a variety of scenarios, the Fund may realize losses on all of (1) its long positions, (2) its short positions and (3) options. For example, this could occur (1) if no positive change occurs for a long time; (2) our options expire worthless on their "expiration date", (3) we have to return the stock we borrowed for the short because the owner wants it back; or (4) the stock we shorted has gone up so much we think it's safest to buy back the stock before it goes up more.

As discussed above, when the Fund sells a security short, it is selling something it does not own. To complete the transaction, the Fund must borrow the security from a broker or other institution. The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may experience a loss. Although the Fund's gain is limited to the amount at which it sold a security short, the Fund's potential loss on a short sale is unlimited since there is no limit on how high a stock can go. In addition, a lender may request borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that a Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

The successful use by the Fund of short sales will be subject to the ability of the Adviser to correctly predict the direction and movement of the relevant market. The Fund, therefore, bears the risk that the Adviser will incorrectly predict future prices. In addition, if the Fund sells a security short, and the security's price goes up, the Fund will have to satisfy a margin call just like you would do in your brokerage account by depositing additional cash or purchasing securities in the open market to cover the position. If the Fund is unable to do so, its short position may be closed out by the brokerage firm that holds the position. There can be no assurance that the Fund will not incur significant losses in such a case.

Options transactions also involve special risks including (1) possible imperfect correlation between the price movements of the option and the underlying security, (2) lack of assurance of a liquid secondary market for any given option at any particular time, and (3) possible price fluctuations, any of which may make it difficult or impossible to close a position when the Adviser wants. Fluctuations in the price of the security underlying an option produce changes in the price of the option that are significantly greater (expressed as a percentage of the investment in the option) than the corresponding change in price of the underlying security (expressed as a percentage of the investment in the underlying security). The increased size of the gain or loss relative to investment that is characteristic of options is similar in effect to the utilization of leverage (i.e., borrowing money in order to invest it). A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

LEVERAGE THROUGH BORROWING
The Fund may borrow from banks to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. Leverage will exaggerate or make bigger any increase or decrease in the net asset value of the Fund's portfolio, and in that respect may be considered a speculative or risky practice. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which may reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared to what it would have been without leverage. If the Fund does not make more than it costs to borrow, the Fund would be better off not borrowing.

The Fund may also borrow money for temporary or emergency purposes or to meet redemptions.

MANAGEMENT
--------------------------------------------------------------------------------

H Team Capital, LLC, located at 650 Fifth Avenue, 6th Floor, New York, NY 10019, serves as the Fund's investment adviser. H Team Capital, LLC is a newly formed privately owned investment management firm founded to advise the Fund among other potential clients.

The Adviser is responsible for the day-to-day operations of the Fund, including the selection of its investments. Howard Horowitz, who founded The Watchdog Fund Trust and serves as H Team Capital, LLC's Chief Executive Officer, is the portfolio manager of the Fund. Prior to founding H Team Capital, LLC, from April 2002 to April 2003, Mr. Horowitz was responsible for all merger arbitrage research at American Securities BD Co. In that capacity, Mr. Horowitz evaluated merger transactions in the United States, Canada and Europe, among other markets. From 1994 to March 2002, Mr. Horowitz served in various capacities at Lipper & Company including portfolio manager, member of the Investment Committee and senior analyst for the firm's merger arbitrage funds. In these capacities, Mr. Horowitz was responsible for assets in the hundreds of millions. From 1992 to 1994, Mr. Horowitz worked as an attorney specializing in corporate litigation at the Wall Street law firm of Stroock & Stroock & Lavan. Mr. Horowitz holds a B.A. from Yale University and a J.D. from the University of Pennsylvania Law School.

COMPENSATION
The Fund pays the Adviser an annual fee computed daily and paid monthly at the annual rate of 1.50% of the Fund's average daily net assets. The Adviser may contractually or voluntarily waive, for a period of time, all or a portion of its management fee with respect to the Fund in order to keep the expenses of the Fund at certain levels. The Adviser may also reimburse the Fund for expenses greater than the expense ratio in order to make sure the ordinary operating expenses of the Fund do not exceed the ratio. The Adviser has contractually agreed to waive its advisory fee and reimburse up to $100,000 of Fund expenses for a one year period beginning at the commencement of operations, to the extent necessary to maintain the total operating expense ratio at 1.95%. Any waiver of advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests. The reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the limitation on Fund expenses. The Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements made in the prior three fiscal years. Any such reimbursement will be reviewed by the Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. The Adviser has agreed to pay the Fund's organizational costs.

ADVISER'S PRIOR PERFORMANCE
The Adviser is new and, therefore, has no performance history.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES
The price of each share is based on the net asset value of the Fund. The Fund's net asset value is the value of its assets minus its liabilities. The net asset value per share of the Fund is calculated every day the New York Stock Exchange ("NYSE") is open.

The Fund determines the net asset value per share as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time, on days the NYSE is open. The Fund computes the net asset value per share by dividing the value of the net assets of the Fund by the total number of shares of the Fund outstanding. In calculating the net assets of the Fund, the Fund values securities traded on an exchange on the basis of the last sale price or, in the absence of a sale, at the bid price, if available. Securities which are quoted by the NASDAQ National Market are valued at the NASDAQ Official Closing Price. The Fund values equity securities traded on the NASDAQ National Market for which no sales prices are available and over-the-counter securities on the basis of the bid prices at the close of business on each day. If market quotations for those securities are not readily available, the Fund values such securities at fair value. Fair value is determined in accordance with procedures approved by the Board of Trustees. The Fund values fixed income securities on the basis of valuations provided by brokers and/or a pricing service, quotations from dealers and prices of comparable securities. The Fund may value short-term investments that mature within 60 days at amortized cost if it reflects the fair value of those investments.

MINIMUM PURCHASES, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES
The minimum initial investment in the Fund is $2,500, including an IRA and Roth IRA investment. Any subsequent investments must be at least $500, except subsequent investments in an IRA or Roth IRA account which must be at least $100. All initial investments must be accompanied by a completed Purchase Application. A separate application is required for an IRA and Roth IRA.

The Fund may vary or waive these minimum amounts at any time.

PURCHASING FUND SHARES
Shares of the Fund are sold without any sales charge. You may purchase shares of the Fund in one of the following ways:

--------------------------------------------------------------------------------
METHOD OF PURCHASE          WHAT YOU NEED TO DO
--------------------------------------------------------------------------------
Initial Purchase by Mail    Mail your account application and a
                            check made payable to "The Watchdog Fund"

                            REGULAR MAIL
                            The Watchdog Fund
                            c/o Ultimus Fund Solutions, LLC
                            P.O. Box 46707
                            Cincinnati, Ohio 45246-0707

                            EXPRESS/OVERNIGHT MAIL
                            The Watchdog Fund
                            c/o Ultimus Fund Solutions, LLC
                            135 Merchant Street, Suite 230
                            Cincinnati, Ohio 45246
--------------------------------------------------------------------------------

Initial Purchase by Wire    To open a new account by wire, call
                            the Transfer Agent at 1-866-8-WATCHDOG
                            (1-866-892-8243). A representative will assist you in obtaining an account application by telecopy (or mail), which must be completed, signed and telecopied (or mailed) to the Transfer Agent before payment by wire may be made. Then, instruct your bank to wire the specified amount to the Fund, as follows:

                            US Bank, N.A.
                            ABA # 042000013
                            For Credit to: The Watchdog Fund
                            Account Number 130100789010
                            For Further Credit To:[Shareholder's Name
                            and Account #]
--------------------------------------------------------------------------------

Additional Investments      Mail a check payable to "The Watchdog
                            Fund" and send to the Transfer Agent at the address
                            set forth above under "Initial Purchase by Mail", or
                            wire funds using the procedures set forth above
                            under "Initial Purchase by Wire." You should include
                            the name of the account, account number and the name
                            of the Fund on the check or wire to ensure proper
                            crediting to your account.
--------------------------------------------------------------------------------

OTHER PURCHASE INFORMATION
You may also purchase shares of the Fund through participating dealers, including banks and financial services firms that provide distribution, administrative or shareholder services to the Fund if you are a customer of that participating dealer. Participating dealers may impose additional or different conditions or other account fees on your purchase of Fund shares. Each participating dealer is responsible for sending its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. If you are a customer of a participating dealer, you should consult the dealer for information regarding these fees and conditions. The Watchdog Fund, the Adviser or any of the Adviser's affiliates may compensate certain participating dealers.

A participating dealer must transmit your order to the Transfer Agent within one business day after it receives your order. If the Transfer Agent or a participating dealer receives your order prior to the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time, on days the NYSE is open, the Fund will price your shares at that day's net asset value.

AUTOMATED CLEARING HOUSE (ACH)
Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $500. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization Section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-866-8-WATCHDOG (1-866-892-8243). Allow at least two weeks for preparation before using ACH.

AUTOMATIC INVESTMENT PLAN
You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. After making an initial investment of at least $2,500, you may elect to make subsequent investments by transfers of a minimum of $500 for regular accounts and, $100 for Traditional and Roth IRA accounts, on specified days of each month into your established Fund account. Please contact the Fund at 1-866-8-WATCHDOG (1-866-892-8243) for more information about the Fund's Automatic Investment Plan.

Without Fund approval, shareholders may not own more than 5% of the Fund's outstanding voting securities except for the Adviser or persons affiliated with the Adviser. The Fund may reject any purchase order and suspend the offering of its shares for a period of time. The Fund has the right to involuntarily redeem any shareholder who, at any time, owns more than 5% of the Fund's outstanding voting securities.

REDEEMING FUND SHARES
You may redeem shares of the Fund at any time in one of the following ways:

--------------------------------------------------------------------------------

METHOD FOR REDEMPTION        WHAT YOU NEED TO DO

Through the Fund             Call the Fund at 1-866-8-WATCHDOG or 1-866-892-8243

Release Order By Mail        Mail the Transfer Agent a letter at the address
                             specified under "Initial Purchase by Mail" requesting a redemption. The letter should include
                             (1) name of the account, social security or tax
                             I.D. number, account address and account number,
                             (2) name of the Fund from which you wish to redeem,
                             (3) number of shares or amount you wish to redeem, and (4) signature of each owner of the account.

                             You must provide the Transfer Agent with a "signature guarantee" if (1) for all redemptions of more than $25,000 from any Fund shareholder account, (2) you want your redemption proceeds sent to another person, (3) you want your redemption proceeds sent to an address other than your registered address, or (4) you want your shares transferred to another person. A signature guarantee verifies your identity. You may obtain a signature guarantee from an "eligible guarantor institution" (including banks, brokers and dealers that are members of a clearing corporation or that maintain net capital of at least $100,000, credit unions authorized to issue signature guarantees, national securities exchanges, registered securities associations, clearing agencies and savings associations) that participates in a signature guarantee program. The signature guarantee must appear on (a) your written request for redemption, (b) a stock power that specifies the total number of shares to be redeemed, or (c) all of the stock certificates you tender for redemption (if you hold your shares in certificated form).

Release Order By             You may also redeem shares having a value of
Telephone                    $25,000 or less by telephone by calling the
                             Transfer Agent at 1-866-8- WATCHDOG or
                             1-866-892-8243. In order to make redemption requests by telephone, the telephone privileges section of the account application must be completed. Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record with the Fund.

                             The Transfer Agent must employ reasonable
                             procedures, such as a form of personal
                             identification, to confirm that the instructions are genuine. If the Transfer Agent does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Neither The Watchdog Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
--------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN
If your individual account, IRA, Roth IRA or other qualified plan account has a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $500 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-866-8-WATCHDOG or 1-866-892-8243.

OTHER REDEMPTION INFORMATION
If the Fund receives your redemption request in proper form (which includes all of the information set forth above) prior to the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time, on days the NYSE is open, the Fund will redeem your shares at that day's net asset value. If not, the Fund will redeem your shares based on the next business day's net asset value. The proceeds paid to you upon redemption may be more or less than the amount you originally invested depending upon the net asset value of the shares being redeemed at the time of redemption.

If you pay for your shares by personal check, you will be credited with the proceeds of a redemption of those shares only after the check has been collected, which may take up to 15 days from the purchase date. If you anticipate the need for more immediate access to your investment, you should purchase shares with Federal Funds, by bank wire or with a certified check.

If, due to redemptions, market value depreciation, or a combination thereof, your account falls below the minimum investment balances set forth above, the Fund may redeem your account upon 60 days notice. However, the Fund will give you at least 30 days from the date of such notification in which to increase your account balance to more than the required minimum account balance.

REDEMPTION FEE
The Fund imposes a 1.00% fee (short-term trading fee) on Fund shares redeemed 30 days or less from the date of purchase and 0.50% for shares that are redeemed after 30 days but less than one year from the date of the purchase. The fee is based on the shares' net asset value at redemption and is deducted from the redemption proceeds. The fee is paid to the Fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. So as not to penalize long-term investors, and for purposes of computing the short-term trading fee, any shares bought through reinvestment of distributions will be redeemed first without charging the fee, followed by the shares held for the longest period of time. The Fund reserves the right to waive this redemption fee at any time in its sole discretion.

Certain participating dealers may charge you fees in connection with redeeming your shares.

The Fund may suspend your right to redeem your shares or postpone the date of payment for any period during which trading on the NYSE is closed (other than customary weekend and holiday closings) or restricted. The Fund may also suspend your right to redeem your shares or postpone the date of payment if an emergency exists during which the Fund cannot reasonably dispose of or value its securities or for such other periods as the Securities and Exchange Commission ("SEC") may permit.

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay your redemption proceeds in whole or in part by making an "in kind" distribution to you of readily marketable securities or other property held by the Fund, valued in the same manner as the Fund determines net asset value, in lieu of cash in conformity with applicable rules of the SEC. You may incur brokerage charges on the sale of such securities.

TRANSFER OF REGISTRATION
You may instruct the Transfer Agent to transfer the registration of your shares to another person by sending the Transfer Agent a letter at the address set forth above under "Initial Purchase by Mail." The letter should include (1) your name and account number, (2) the name of the Fund from which you wish to transfer your shares, (3) the number of shares you wish to transfer, (4) the name of the person to whom you are transferring your shares, (5) your signature,
(6) a signature guarantee, and (7) an account application from the person to whom you are transferring your shares.

DIVIDENDS AND DISTRIBUTIONS
The Fund will distribute substantially all of its net investment income and net capital gains, if any, to shareholders annually. The Fund will automatically reinvest dividends and capital gains distributions on your shares in additional shares at the net asset value of these shares at the time of reinvestment, unless you indicate on your application form that the Fund should pay dividends and capital gains distributions on shares in cash to your account.

The Fund may pay additional distributions and dividends at other times if necessary to avoid federal income taxes.

The Fund will send you an annual statement setting forth the amount of any dividends and distributions made to you during each year and their federal tax characterization.

TAXATION OF DISTRIBUTIONS
Fund dividends and distributions are taxable to you as ordinary income or capital gain. Unless your Fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on dividends and distributions whether you receive them in cash or in the form of additional shares.

Distributions paid out of the Fund's "net capital gains" will be taxed to you as long-term capital gains, regardless of how long you have owned shares. Dividends of net investment income will generally be taxed to you as ordinary income although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends - received deduction.

You may want to avoid buying shares when the Fund is about to declare a dividend or distribution, because the dividend or distribution will be taxable to you even though it may actually represent a return of your capital.

If you do not provide the Fund with your correct taxpayer identification number and any other required certifications, you may be subject to backup withholding of a portion of your dividends, distributions or redemption proceeds.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Fund.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

SALES LOADS
The Fund does not charge investors any sales load for purchasing, selling or exchanging shares of the Fund (other than the short-term trading fee discussed above). Certain investment dealers, banks and financial services firms may charge you fees in connection with the purchase, sale or exchange of the Fund's shares.

DISTRIBUTION PLAN
The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares. Under the Plan, the Fund may pay compensation to any broker-dealer with whom the Distributor or the Fund has entered into a contract to distribute the Fund's shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets allocable to the Fund's shares.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of the Fund's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser and who have no direct or indirect interest in the operation of the Plan or any related agreement (the "Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of the Trustees or a majority of the outstanding shares of the Fund.

The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the Fund's outstanding shares. The Plan may not be amended to increase materially the amount of distribution expenses payable under the Plan without approval of the Fund's shareholders. In addition, all material amendments to the Plan must be approved by the Trustees in the manner described above.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This is a new fund. Accordingly, financial highlights for the Fund are not available.

PRIVACY NOTICE
--------------------------------------------------------------------------------

The Watchdog Fund recognizes and respects the privacy expectations of our customers.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Fund.

COLLECTION OF            The Fund collects non-public information from the
CUSTOMER                 following sources:
INFORMATION              Account Applications and other forms, which may include
                         a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
                         Account History, including information about the transactions and balances in a customer's accounts; and Correspondence, written, telephonic or electronic, between a customer and the Fund or service providers to the Fund.

DISCLOSURE OF            We may disclose all of the information described above
CUSTOMER                 to certain third parties who are not affiliated with
INFORMATION              the Fund under one or more of these circumstances:
                         As Authorized -- if you request or authorize the disclosure of the information. As Permitted by Law -- for example, sharing information with companies who maintain or service customer accounts for the Fund is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.
                         Under Joint Agreements -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

SECURITY OF              We require service providers to the Fund:
CUSTOMER                 to maintain policies and procedures designed to assure
INFORMATION              only appropriate access to, and use of information
                         about customers of the Fund; and to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of customers of the Fund.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of The Watchdog Fund.

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--------------------------------------------------------------------------------













                     FOR FURTHER INFORMATION CONTACT US AT:
                        1-866-8-WATCHDOG (1-866-892-8243)

                              VISIT OUR WEB SITE:
                             www.thewatchdogfund.com

                                  WRITE US AT:
                           650 Fifth Avenue, 6th Floor
                               New York, NY 10019










ADDITIONAL INFORMATION
The Statement of Additional Information contains additional information about the Fund and is incorporated by reference into this Prospectus.

To obtain free copies of the Statement of Additional Information, or Prospectus for The Watchdog Fund, or to make shareholder inquiries or request other information about the Fund, call 1-866-8-WATCHDOG or 1-866-892-8243, write the Fund at the address listed below, or visit The Watchdog Fund's web site at www.thewatchdogfund.com.

You can review and copy information about the Fund, including the Statement of Additional Information, at the SEC's Public Reference Room in Washington, DC. Call 1-202-942-8090 for more information on the operation of the SEC's Public Reference Room. You may also obtain reports and other information about the Fund from the Edgar Database on the SEC's web site at www.sec.gov or, upon payment of a duplicating fee, by sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

Investment Company File #811-21366

--------------------------------------------------------------------------------

                             DATED OCTOBER 29, 2003
                           AMENDED APRIL 15 & 30, 2004



                              THE WATCHDOG FUND(SM)
                       A SERIES OF THE WATCHDOG FUND TRUST

                                The Watchdog Fund
                           650 Fifth Avenue, 6th Floor
                            New York, New York 10019

                                 1-866-8WATCHDOG
                                (1-866-892-8243)



                       STATEMENT OF ADDITIONAL INFORMATION

         The Watchdog Fund Trust is an open-end, management investment company.

         This Statement of Additional Information (the "SAI") is not itself a prospectus and may be distributed only if it is preceded or accompanied by a prospectus. You should read this SAI in conjunction with the Fund's Prospectus, and you should not make an investment in the Fund solely upon the information contained herein. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.

         You may obtain copies of The Watchdog Fund's Prospectus without charge by writing or calling the Fund at the address and toll free telephone number set forth above or by accessing our Internet site at http://www.thewatchdogfund.com.

                                TABLE OF CONTENTS


The Trust......................................................................1

Investment Objectives, Strategies and Risks....................................1
     Investment Objectives and Principal Investment Strategies.................1
     Additional Investments and Investment Strategies..........................1
         Index Securities......................................................1
         Other Investment Funds/Closed End Funds...............................1
         Depositary Receipts...................................................1
         Convertible Securities................................................2
         Warrants..............................................................2
         Illiquid and Restricted Securities....................................3
         Preferred Stock.......................................................3
         Distressed Debt.......................................................4
         Repurchase Agreements.................................................4
         Zero Coupon Securities, Pay-In-Kind Bonds and Discount Obligations....4
         When-Issued And Delayed Delivery Securities...........................5
         U.S. Government Obligations...........................................5
         Bank Obligations......................................................5
         Borrowing.............................................................6
         Loans of Fund Securities..............................................6
     Investment Risks..........................................................6
         New Fund Risk.........................................................7
         Short Sales, Options and Hedging Strategies...........................7
         Hedging and Derivatives...............................................7
              General Characteristics of Options...............................8
              Options Hedging.................................................10
              Use of Segregated and Other Special Accounts....................10
              Options on Securities Indices and Other Financial Indices.......10
              Options on Currencies...........................................11
              Forward Foreign Currency Exchange Contracts.....................11
              Combined Transactions...........................................11
         Derivatives..........................................................11
         Non-U.S. Derivatives.................................................12
         Distressed Debt......................................................12
         Temporary Defensive Position.........................................13
         Turnover.............................................................13
         Non-U.S. Securities..................................................13

Policies and Investment Limitations of the Fund...............................14

Management....................................................................15
     Board of Trustees........................................................15
     Trustees and Officers....................................................15
     Compensation of the Trustees and Officers................................18
     Sales Loads..............................................................18
     Codes of Ethics..........................................................18
     Proxy Voting Policy......................................................18
     Management Ownership of Shares of the Fund...............................19

Investment Advisory and Other Services........................................19
     Investment Adviser.......................................................19
     Investment Advisory Services and Compensation............................19
     Rule 12b-1 Plan..........................................................20

     Administrator............................................................20
     Custodian................................................................21
     Transfer and Shareholder Services Agent..................................21

Distribution of the Fund......................................................21
     Distribution of Securities...............................................21
     Brokerage Transactions...................................................21
     Brokerage Selection......................................................22

Anti-Money Laundering Program.................................................22

Shares of Beneficial Interest.................................................23

Valuation Of Shares...........................................................24

Additional Purchase, Redemption and Exchange Information......................24
     Purchase, Redemption and Exchange Of Shares..............................24
     Suspension of the Right of Redemption....................................25
     Redemption In Kind.......................................................25
Additional Information Concerning Taxation of the Fund
     Federal Income Taxes.....................................................25
     Foreign Shareholders.....................................................27

Performance Data..............................................................27
     Average Annual Total Return..............................................27
     Aggregate Total Return...................................................28
     Other Information Concerning Performance Data............................29

Independent Accountants.......................................................30

Counsel.......................................................................30

                                   THE TRUST

         The Watchdog Fund Trust ( the "Trust") was organized as a business trust under the laws of the State of Delaware on April 15, 2003. The Trust an open-end, management investment company which at present offers and holds one investment portfolio The Watchdog Fund (the "Fund"). H Team Capital, LLC serves as the investment adviser to the Fund.

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

         The investment objective and principal investment strategy of the Fund are described in the Prospectus.

         The Watchdog Fund expects to invest, under normal market conditions, primarily in companies where the Adviser believes it can unlock significant value by taking an activist role as a shareholder and, in certain instances, a bondholder.

ADDITIONAL INVESTMENTS AND INVESTMENT STRATEGIES

         In addition to the principal investment strategies set forth in the Prospectus, the Fund may make investments in the securities, and engage in the investment strategies, set forth below.

         INDEX SECURITIES

         The Fund may invest in various securities that are intended to track broad-based U.S. market Indices, including Standard & Poor's Depositary Receipts (SPDRs), Diamonds and NASDAQ-100 Shares. SPDRs represent units in a trust that holds a portfolio of common stocks that closely tracks the price, performance and dividend yield of the S&P 500 Index. SPDRs also entitle holders to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio. Diamonds represent units in an investment trust that holds the 30 component stocks comprising the Dow Jones Industrial Average (DJIA) and are designed to track the performance of the DJIA. Diamonds pay monthly dividends that correspond to the dividend yields of the DJIA component stocks. NASDAQ-100 Shares represent ownership in the NASDAQ-100 Trust, a unit investment trust that accumulates and holds a portfolio of equity securities that track the NASDAQ-100 Index. NASDAQ-100 Shares are designed to track the performance and dividend yield of the NASDAQ-100 Index. SPDRs and Diamonds are listed on the American Stock Exchange. NASDAQ-100 Shares are listed on the NASDAQ Stock Market.

         OTHER INVESTMENT FUNDS/CLOSED END FUNDS

         The Fund may invest in the securities of other investment funds, including closed end funds, to the extent permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act"). By investing in another investment fund, the Fund bears a ratable share of the other investment fund's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment. In addition, the Fund may, in the future, seek to achieve its investment objective through the adoption of a "master-feeder" structure pursuant to which the Fund would invest all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

         DEPOSITARY RECEIPTS

         The Fund may invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and other types of Depositary Receipts. Depositary Receipts evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depository or custodian bank. Depositary Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depository bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depositary Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets. The Fund will treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies. While Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted, they entail certain of the risks associated with investments in non-U.S. securities.

         Depositary Receipts that are not sponsored by the issuer of the underlying securities may not have unlimited voting rights. A purchaser of such unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying security as with sponsored Depositary Receipts. The Fund will limit its investment in such unsponsored Depositary Receipts to no more than 15% of the value of such Fund's net assets (at the time of investment).

         CONVERTIBLE SECURITIES

         The Fund may invest in convertible securities, including bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore will also react to variations in the general market for equity securities. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         A unique feature of convertible securities is that as the market price of the underlying security declines, convertible securities tend to trade increasingly on a yield basis, and thus may not experience market value declines to the same extent as the underlying security. When the market price of the underlying security increases, the price of the convertible security tends to rise as a reflection of the value of the underlying security. Fixed income convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuer of fixed income convertible securities may default on its obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A fixed income convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature that enables the holder to benefit from increases in the market price of the underlying security. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

         WARRANTS

         The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date.

         ILLIQUID AND RESTRICTED SECURITIES

         The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investments. Illiquid securities include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations and may involve the risk that the Fund may be unable to sell such a security at the desired time. The price at which the Fund values these securities could be less than that originally paid by the Fund or less than that which may be considered the fair value of the securities. In addition, the Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over the counter. These factors may have an adverse effect on the Fund's ability to dispose of particular securities and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

         The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. Rule 144A allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-U.S. issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         The Adviser will monitor the liquidity of restricted and other illiquid securities under the supervision of the Company's Board of Trustees. In reaching liquidity decisions with respect to Rule 144A securities, the Advisers will consider, among others, the following factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for a Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A security, the method of soliciting offers and the mechanics of the transfer).

         The Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors such as the Fund through, or with the assistance of, the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.

         If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.

         PREFERRED STOCK

         The Fund may invest in preferred stocks. Generally, preferred stocks are non-voting shares of a corporation that pay a fixed or variable stream of dividends. Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects.

Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is subordinate to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

         DISTRESSED DEBT

         As part of investing in high yield securities the Fund may invest in distressed debt securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Fund or are rated in the lower rating categories (that is below BBB by S&P and Baa by Moody's) or which, if unrated, are in the judgment of the Investment Adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

         REPURCHASE AGREEMENTS

         The Fund may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The Fund will enter into repurchase agreements to generate additional income. The repurchase price under the repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term interest rates (that may be more or less than the interest rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Company's custodian, sub-custodian or in the Federal Reserve/Treasury book-entry system. The Fund will enter into repurchase agreements only with counterparties determined to be creditworthy by the Adviser. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

         ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS

         The Fund may invest in zero coupon securities and pay-in-kind bonds. In addition, the Fund may acquire certain debt securities at a discount. These discount obligations involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, consisting of the amortization of the discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities, sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date. The Fund may also purchase pay-in-kind bonds, which pay all or a portion of their interest in the form of additional debt or equity securities.

         Zero coupon securities, pay-in-kind bonds and discount obligations tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and discount obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Under current federal income tax law, the Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Fund will elect similar treatment for any market discount with respect to discount obligations. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

         The Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued and delayed delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price. The Fund will generally not pay for such securities or start earning income on them until they are received. Fixed income securities purchased on a when-issued or delayed delivery basis are recorded as an asset and are subject to changes in value based, among other factors, upon changes in the general level of interest rates. The Fund will make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

         When the Fund agrees to purchase when-issued or delayed delivery securities, Custodial Trust Company, the Fund's custodian (the "Custodian"), will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed delivery transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         U.S. GOVERNMENT OBLIGATIONS

         The Fund may hold certain types of U.S. government securities, including U.S. Treasury Bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Resolution Trust Corporation, Tennessee Valley Authority and the U.S. Postal Service.

         BANK OBLIGATIONS

         The Fund may invest in bank obligations, including negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

         Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations.

In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

         BORROWING

         The Fund may borrow only from banks or by entering into reverse repurchase agreements to increase its portfolio holdings of securities, to pay operating expenses, to meet redemptions or for temporary or emergency purposes. The Investment Company Act requires each Fund to maintain continuous asset coverage of not less the 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less that 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. Bank borrowings may be from U.S. or foreign banks and may be secured or unsecured.

         The Fund may also borrow by entering into reverse repurchase agreements, pursuant to which it would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date and price. The Fund may also enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities. The Fund will enter into reverse repurchase agreements only with counterparties determined to be creditworthy by the Adviser.

         LOANS OF FUND SECURITIES

         The Fund may lend securities from its portfolio to brokers, dealers and other financial organizations in order to generate additional income. There is no limitation on the amount of securities that the Fund may loan. The Fund may not lend their portfolio securities to the Adviser or its affiliates without specific authorization from the Securities and Exchange Commission. The Fund may lend portfolio securities consisting of cash or securities that are consistent with their permitted investments, against collateral that is equal at all times to at least 100% of the value of the securities loaned. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or securities that are consistent with its permitted investments, that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, that is unaffiliated with the Fund or the Adviser, and that is acting as a "finder." With respect to loans by the Fund of its portfolio securities, the Fund would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by the Fund in connection with such loans would be invested in securities in which the Fund is permitted to invest. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the judgment of the Adviser, the income to be earned from the loans justifies the attendant risks.

         INVESTMENT RISKS

         The principal risks of investing in the Fund is described in the Fund's Prospectus. The Fund may also be subject to the additional investment risks set forth below.

         NEW FUND RISK

         The Fund is a newly organized entity and has no prior operating history or track record. Accordingly, the Fund does not have a performance history for a prospective investor to consider. The portfolio manager, Howard Horowitz, has been working in the investment industry since 1994.

         During the start up phase, the Fund may not have a fully developed portfolio. As a result, the Fund may be subject to greater volatility, hold more cash, or face other or greater risks than it might at a later stage. It may also be necessary for the Fund to develop a greater asset base, or take other measures, before engaging in some or all of the investment activities described in the Prospectus and SAI. As a result, the Fund may not be able to fully or successfully execute its strategy until it develops a more significant operating history and/or asset base.

         SHORT SALES, OPTIONS AND HEDGING STRATEGIES

         The Fund's strategy includes making short sales on securities in its portfolio representing up to 25% of the Fund's net assets. The Fund may do so for either investment purposes or to hedge against other risks. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

         The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Short sales may, however, protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

         The Fund also must segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short. The dollar amount of short sales may not exceed 25% of the net assets of the Fund at any time.

         Fluctuations in the price of the security underlying an option produce changes in the price of the option that are significantly greater (expressed as a percentage of the investment in the option) than the corresponding change in price of the underlying security (expressed as a percentage of the investment in the underlying security). The increased magnitude of gain or loss relative to investment that is characteristic of options is similar in effect to the utilization of leverage.

         HEDGING AND DERIVATIVES

         The Fund is authorized to use various hedging and investment strategies to hedge market risks (such as broad or specific market movements and interest rates, or other factors relevant to the Fund's investments, such as rates of inflation), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. The Fund will not be obligated, however, to use any Derivatives (as defined below) and make no representations as to the availability or use of these techniques at this time or at any time in the future. "Derivatives," as used herein, refers to the purchase and sale (or writing) of exchange listed and over-the-counter put and call options on securities, securities indices, currencies and other financial instruments, and entering into currency forward contracts. Over time, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur. The Fund will not engage in transactions in futures or options on futures.

         Derivatives may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the Derivatives markets as a substitute for purchasing or selling particular securities or to seek to enhance the Fund's income or gain. The Fund may use any or all types of Derivatives at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Derivatives successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select securities. The use of Derivatives in certain circumstances will require the Fund to segregate cash or other liquid assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument.

         Set forth below is a detailed discussion of Derivatives that may be used by the Adviser on behalf of the Fund.

         GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the Options Clearing Corporation as an example, but is also applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other "counterparties" through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, that generally have standardized terms and performance mechanics, all of the terms of an over-the-counter option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into over-the-counter options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guarantee function is involved in an over-the-counter option. As a result, if a counterparty fails to make or take delivery of the security or other instrument underlying an over-the-counter option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Fund's Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the over-the-counter option will be met. The Fund will enter into over-the-counter option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that its Adviser deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, over-the-counter options purchased by a Fund and the amount of the Fund's obligation pursuant to an over-the-counter option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide gains.

         The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities Indices. All calls sold by the Fund must be "covered" (that is, the Fund must own the securities subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

         The Fund reserves the right to purchase or sell options on instruments and Indices that may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

         The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities Indices. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under put options. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

         OPTIONS HEDGING. The Fund may also use put and call options to attempt to hedge its investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. A call option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to purchase the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option will normally vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities, it may be possible for the Fund to partially offset any decline in the market value of certain of the equity positions it holds. Also, in connection with the Fund's investment strategy involving a pending corporate reorganization, the Fund may write (i.e., sell) uncovered put options. The Fund may also purchase and sell call options to reduce the risks associated with individual investments and to increase total investment return.

         USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many Derivatives by the Fund will require, among other things, that the Fund segregate cash or other assets with the Custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or other assets at least equal to the current amount of the obligation must be segregated with the Custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate assets equal to the exercise price.

         Over-the-counter options entered into by the Fund, including those on securities, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. Over-the-counter options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by such Fund. Moreover, instead of segregating assets if it holds a forward contract, the Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

         OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an over-the-counter option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

         OPTIONS ON CURRENCIES. The Fund may purchase and sell put and call options on foreign currencies for the purposes of protecting against declines in the U.S. dollar value of non-U.S. portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of non-U.S. securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options of one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transactions costs. In addition, the Fund may purchase call or put options on a currency for non-hedging purposes when the Adviser anticipates that the currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Investment Risks."

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts that provide for the purchase or sale of an amount of a specified currency at a future date. Forward contracts may be used to (1) protect against fluctuations in the value of a foreign currency against the U.S. dollar between the trade date and settlement date when the Fund purchases or sells securities, (2) lock in the U.S. dollar value of dividends declared on securities held by the Fund, and (3) generally protect the U.S. dollar value of securities held by the Fund against exchange rate fluctuation.

         COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's management objective.

         DERIVATIVES

         Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in greater losses than if they had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security they might otherwise not purchase or sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. Losses resulting from the use of Derivatives will reduce the Fund's net asset value, and possibly income, and the losses may be greater than if Derivatives had not been used.

         The use of options transactions entails certain special risks. In particular, options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position.

         Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. Currency exchange rates may fluctuate based on factors extrinsic to the issuing countries' economies.

         Losses resulting from the use of Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

         NON-U.S. DERIVATIVES

         When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities and other instruments. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

         DISTRESSED DEBT


         The Fund may invest in distressed debt securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Fund or are rated in the lower rating categories (that is below BBB by S&P and Baa by Moody's) or which, if unrated, are in the judgment of the Adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk.

         The Fund will generally make such investments only when the Investment Adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will received new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the distressed debt securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan or reorganization is adopted with respect to the distressed debt securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan or reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by The Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities. The Fund will generally not invest more than 5% of its assets in securities that are already in default or subject to bankruptcy proceedings.


         TEMPORARY DEFENSIVE POSITION

         For temporary defensive purposes, a Fund may invest up to all of its assets in cash and/or high quality short-term U.S. debt instruments. A Fund may also at any time invest some of its assets in these instruments to meet redemptions and to cover operating expenses. If an Adviser takes a temporary defensive position, a Fund may not achieve its investment objective.

         TURNOVER

         The portfolio turnover rate of the Fund is calculated by dividing the lesser of sales or purchases of portfolio securities for any given year by the average monthly value of the Fund's portfolio securities for that year. For purposes of this calculation, no regard is given to securities having a maturity or expiration date at the time of acquisition of one year or less. Portfolio turnover directly affects the amount of transaction costs that are borne by the Fund. Higher portfolio turnover results in the incurrence of higher transaction costs.

NON-U.S. SECURITIES

         The Fund may from time to time invest in securities of non-U.S. corporate and government issuers. The Fund may invest up to 15% of its total assets in Depositary Receipts and equity securities issued by non-U.S. issuers. Securities of non-U.S. issuers may trade in U.S. or non-U.S. securities markets. Securities of non-U.S. issuers involve certain considerations and risks not typically associated with investing in securities of U.S. companies or the U.S. Government, including uncertainties regarding future social, political and economic developments, the possible imposition of foreign withholding taxes on dividend income payable on securities held by the Fund, the possible seizure or nationalization of non-U.S. assets and the possible establishment of non-U.S. government laws or restrictions that might adversely affect the payment of interest on equity securities held by the Fund. Because the Fund may invest in the securities of non-U.S. issuers denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. Non-U.S. securities markets may have substantially less volume and may be smaller, less liquid and subject to greater price volatility than U.S. markets. Delays or problems with settlement in non-U.S. markets could affect the liquidity of the Fund's foreign investments and adversely affect performance. Investment in non-U.S. securities also may result in higher brokerage and other costs and the imposition of transfer taxes or transaction charges. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain issuers or countries and may increase the costs and expenses of the Fund. In addition, the repatriation of both investment income and capital from some countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. In addition, there may be less publicly available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. Finally, in the event of a default in any such non-U.S. obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

                 POLICIES AND INVESTMENT LIMITATIONS OF THE FUND

         Policies numbered 1 through 8 below are fundamental policies and may not be changed without a vote of the Fund's shareholders.

     1. The Fund may not borrow money, except that it may borrow money from banks or enter into reverse repurchase agreements, in each case for temporary or emergency purposes as well as for leveraging, to meet redemptions and pay operating expenses or for investment purposes, in aggregate amounts not exceeding 33 1/3% of the value of its total assets at the time of such borrowing. For purposes of the foregoing investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings.

     2. The Fund may not issue senior securities to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, loans, mortgages, or pledges, (ii) entering into options, future contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretation thereof.

     3. The Fund may not purchase any securities that would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that there is no limitation with respect to investments in U.S. Government Securities, and provided further, that the Fund may invest all or substantially all of its assets in another regulated investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to such Fund. In such circumstances, the Fund would invest all or substantially all of its assets in another regulated investment company in connection with the adoption by the Trust of a "master-feeder" structure.

     4. The Fund may not make loans, except that it may purchase or hold debt instruments in accordance with its investment objective and policies, may lend its portfolio securities as described in its Prospectus and may enter into repurchase agreements with respect to portfolio securities.

     5. The Fund may not act as an underwriter of securities, except insofar as it may be deemed an underwriter under applicable securities laws in selling portfolio securities.

     6. The Fund may not purchase or sell real estate or real estate limited partnerships, provided that it may purchase securities of issuers that invest in real estate or interests therein.

     7. The Fund may not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investment in securities or other instruments backed by or indexed to, or representing interests in, physical commodities or investing or trading in Derivatives), or invest in oil, gas or mineral exploration or development programs or in mineral leases.

     8. The Fund may not invest more than 15% of the value of its net assets in securities that are illiquid, provided, however, that the Fund may invest all or substantially all of its assets in another regulated investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund.

         The Fund's investment objectives (as set forth in the Fund's Prospectus) and policies numbered 9 through 11 below may be changed by the Trust's Board of Trustees without shareholder approval at any time.

     9. The Fund may not purchase securities on margin, make short sales of securities or maintain a short position, except (a) that the Fund may make short sales "against the box", (b) in connection with Derivatives, and (c) that the Fund may make short sales or maintain a short position in accordance with its investment policies as set forth in the Fund's Prospectus and this SAI. At all times when the Fund does not own, or have an unconditional right to receive, securities which are sold short, the Fund will maintain, or segregate, collateral consisting of cash, cash equivalents (including repurchase agreements, government securities and shares in money market funds) or liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

     10. The Fund may not write or sell puts, calls, straddles, spreads or combinations thereof except (a) in connection with Derivatives and (b) in accordance with its investment policies as set forth in the Fund's Prospectus and this SAI. At all times when the Fund does not own, or have an unconditional right to receive, securities that are subject to a written (or sold) put option, the Fund will maintain, or segregate, collateral consisting of cash, cash equivalents (including repurchase agreements, government securities and shares in money market funds) or liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

     11. The Fund may not purchase securities of other investment companies except as permitted under the Investment Company Act.

         The percentage limitations set forth above apply at the time a transaction is effected. Subsequent changes in a percentage resulting from market fluctuations or any other cause other than a direct action by the Fund will not require the Fund to dispose of its securities or to take other action to satisfy the percentage limitation. Thus, if a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation. However, with respect to investment restriction 1 above, to the extent that asset coverage with respect to borrowings falls at any time below 300%, then the Fund will within three business days or such longer period as the SEC may prescribe, reduce the amount of borrowings so that asset coverage shall be at least 300%.

         The Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to a Fund. In such event, the Fund's investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other investment company.

                                   MANAGEMENT

BOARD OF TRUSTEES

         The Board of Trustees manages the business and affairs of The Watchdog Fund and is responsible for the overall management and operations of the Fund. The Board of Trustees approves all significant agreements between The Watchdog Fund and the persons or companies that furnish services to it, including agreements with the H Team Capital, LLC, the Fund's investment adviser (the "Adviser"), Ultimus Fund Distributors, LLC, the Fund's principal underwriter and distributor (the "Distributor"), Ultimus Fund Solutions, LLC, the Fund's administrator and transfer agent (the "Administrator"), and Custodial Trust Company, the Fund's custodian. The Board of Trustees delegated the day-to-day operations of The Watchdog Fund to the Adviser and the Administrator.

TRUSTEES AND OFFICERS

         The Trustees and officers of The Watchdog Fund, their addresses, ages and principal occupations during the past five years are set forth below:



                                                                                               NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                             FUND COMPLEX
                                                                                               OVERSEEN           OTHER
                        POSITION                                                              BY TRUSTEE       DIRECTORSHIP
                          HELD                                                                                 HELD BY THE
     NAME,              WITH THE      TERM OF             PRINCIPAL OCCUPATION(S)                                TRUSTEE
ADDRESS AND AGE          COMPANY      OFFICE                DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
Howard Horowitz*         Trustee,   Indefinite     Chief Executive Officer of H Team Capital      One             None
Age 36                   Chairman                  from April 2003 to present;  financial
c/o The Watchdog Fund    of the                    analyst with Water Island Capital, LLC
650 Fifth Avenue         Board and                 from March 2004 to present; registered
6th Floor                President                 representative with Ultimus Fund
New York, NY 10019                                 Distributors, LLC from November 2003 to
                                                   present; from April 2002 to April 2003, Mr.
                                                   Horowitz was responsible for all merger arbitrage
                                                   research at American Securities BD Co. In that
                                                   capacity, Mr. Horowitz evaluated merger
                                                   transactions in the United States, Canada and
                                                   Europe, among other markets, for a series of
                                                   onshore and offshore investment partnerships
                                                   with assets totaling approximately $500
                                                   million. From 1994 to March 2002, Mr. Horowitz
                                                   served in various capacities at Lipper &
                                                   Company including Portfolio Manager, member
                                                   of the Investment Committee and senior
                                                   analyst for merger arbitrage funds totaling
                                                   approximately $180 million. From 1992-1994,
                                                   Mr. Horowitz worked as an attorney specializing in
                                                   corporate litigation at the Wall Street law firm
                                                   of Stroock & Stroock & Lavan.

Jeffrey Haas,**          Trustee    Indefinite     Associate Professor of Law, New York Law       One            None
Age 40                                             School, 1996-Present; Partner, Hass &
c/o The Watchdog Fund                              Hass 1993-1996.
650 Fifth Avenue
6th Floor
New York, NY 10019







                                      -16-

                                                                                               NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                             FUND COMPLEX
                                                                                               OVERSEEN           OTHER
                        POSITION                                                              BY TRUSTEE       DIRECTORSHIP
                          HELD                                                                                 HELD BY THE
     NAME,              WITH THE      TERM OF             PRINCIPAL OCCUPATION(S)                                TRUSTEE
ADDRESS AND AGE          COMPANY      OFFICE                DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------

Stephen B. Lasser, **    Trustee    Indefinite     Chairman, Chief Executive Officer of           One            None
Age 34                                             Trade Trace Research, LLC from 2003 to
c/o The Watchdog Fund                              present. From 2002-2003, Director of
650 Fifth Avenue                                   Business Operations, Business Technology
6th Floor                                          Partners and from 1998 to 2002, Chief
New York, NY 10019                                 Financial Officer of Sorceron, Inc.


-----------------------------------------------

* Trustee considered to be an "interested person" of The Watchdog Fund as defined in the Investment Company Act.
**  Member of The Watchdog Fund's Audit Committee and Nominating Committee.



PRINCIPAL OFFICERS

NAME, ADDRESS AND AGE    POSITION HELD WITH TRUST               TERM OF OFFICE
---------------------    ------------------------               --------------
Robert G. Dorsey
Age 46                   Vice President                         Indefinite
135 Merchant Street
Suite 230
Cincinnati, OH 45246

Craig J. Hunt            Asst. Vice President and AML           Indefinite
Age 34                   Compliance Officer
135 Merchant Street
Suite 230
Cincinnati, OH 45246

Mark J. Seger                                                   Indefinite
Age 41
135 Merchant Street      Chief Financial Officer/Treasurer
Suite 230
Cincinnati, OH 45246

John F. Splain           Secretary                              Indefinite
Age 47
135 Merchant Street
Suite 230
Cincinnati, OH 45246

COMPENSATION OF THE TRUSTEES AND OFFICERS

         The Watchdog Fund does not pay any compensation to any officer or employee of the Adviser or the Administrator for serving as an officer or trustee of the Trust including Howard Horowitz. The Trustees who are not a director, officer or employee of the Adviser or the Administrator (or any of their affiliates) have agreed to waive any annual fee for the Fund's first year of operation but will be reimbursed for travel and out-of-pocket expenses. The Watchdog Fund does not provide any pension or retirement benefits to any of its Trustees.

         By virtue of the responsibilities assumed by the Fund's Adviser, the Administrator and their affiliates under their respective agreements with The Watchdog Fund, The Watchdog Fund itself requires no employees other than its officers.

         The Board of Trustees has formed an Audit Committee, Nominating Committee and Pricing Committee (each, a "Committee"). Each Committee is currently composed of Jeffrey Haas and Stephen B. Lasser, each an Independent Trustee.

         The functions of the Audit Committee are: (1) preapprove all audit and non-audit services; (2) responsible for hiring or firing the independent auditor, (3) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund's service providers; (4) to oversee the quality and objectivity of the Fund's financial statements and the independent audit of those statements; (5) ascertain the independence of the Fund's independent auditors; (6) to act as a liaison between the Funds' independent auditors and the full Board of Trustees.

         The functions of the Nominating Committee are to select and nominate to the Board of Trustees each Independent Trustee and recommend to the Board of Trustees any appropriate changes in compensation for each Independent Trustee.

         The Nominating Committee will not consider nominees recommended by investors.

         The Pricing Committee is responsible for advising the Board in connection with investments in securities for which market quotations are not readily available.

SALES LOADS

         The Fund does not charge investors any sales loads. The Fund offers its shares to Trustees, officers and other affiliated persons on the same terms as it offers such shares to the public.

CODES OF ETHICS

         The Watchdog Fund Trust, the Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes of ethics permit persons subject to the codes to invest in securities for their personal accounts, but restrict such persons from investing in securities that may be purchased or held by the Fund at certain times and under certain circumstances.

PROXY VOTING POLICY

         The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Trust intends to vote proxies relating to portfolio securities. The Adviser will consider management's views along with any other. In all instances, proxies will be voted solely in the best interests of Fund shareholders. Any conflict of interest must be resolved in the way that will most benefit Fund shareholders. The Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of Fund shareholders. Material conflicts of interest between Fund shareholders, on one hand, and those of the Adviser, the Distributor or their affiliated persons, on the other, will be presented to the Fund's Audit Committee for resolution. Materiality determinations will be based on the particular facts and circumstances. If it is determined that the conflict is material, the Audit Committee will instruct the Adviser on how to vote. The Proxy Policies and Procedures of the Fund and the Adviser are attached to this Statement of Additional Information as Appendix A.

MANAGEMENT OWNERSHIP OF SHARES OF THE FUND

         As of October 1, 2003 for organizational purposes only, H Team Capital, LLC owned 100% of the outstanding shares of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

         H Team Capital, LLC serves as the investment adviser to the Fund. The Adviser is located at 650 Fifth Avenue, 6th Floor, New York, New York 10019. Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments and determines from time to time what securities may be purchased or sold by the Fund. The Adviser and its Chief Executive Officer, Howard Horowitz, are free to take on additional clients other than the Fund and to engage in any and all activities, including activities which might compete with the Fund, to the extent permitted by law. Neither the Adviser nor Howard Horowitz is required under any circumstances to obtain permission from the Board to do so.

         Howard Horowitz, Chairman and Chief Executive Officer of The Watchdog Fund, is a control person of the Fund's Adviser. Mr. Horowitz is the Chief Executive Officer of H Team Capital, LLC and the President of its Managing Member, Horowitz & Co. Mr. Horowitz is also employed by Water Island Capital, LLC, a registered investment adviser, as a financial analyst. In addition, Mr. Horowitz is a registered representative with Ultimus Fund Distributors, LLC, distributor of The Watchdog Fund.

INVESTMENT ADVISORY SERVICES AND COMPENSATION

         The Adviser serves as the Fund's investment adviser pursuant to a separate written advisory agreement approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of The Watchdog Fund or the Adviser.

         After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Advisor and will automatically terminate in the event of its assignment (as defined in the Investment Company Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

         The Watchdog Fund has agreed to pay H Team Capital, LLC under a separate investment advisory agreement an annual fee computed daily and paid monthly at the annual rate of 1.50% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of its investment advisory fee with respect to the Fund.

         In approving the Advisory Agreement on behalf of the Fund at a meeting of the Board of Trustees on September 26, 2003, the Board of Trustees, including the Independent Trustees, took into consideration, among other things: (a) the unique skills required to manage the Fund; (b) the Adviser's central role in creating and devising the Fund and its strategy; (c) the nature and quality of the services provided by the Adviser to the Fund; (d) the appropriateness of the fees paid by the Fund to the Adviser; (e) the level of Fund expenses; (f) the reasonableness of the potential profitability of the Advisory Agreement to the Adviser; and (g) the nature of the Fund's investments. Specifically, the Trustees noted the fees and expenses for the Fund were within the ranges of fees and expenses borne by the funds within the peer group, and that the Adviser had agreed to limit the Fund's expenses to an amount within the relevant peer group for total expenses.

         The Adviser bears all expenses in connection with the performance of its services and pays the salaries of all officers or employees who are employed by it. The Fund pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

RULE 12B-1 PLAN

         The Board of Trustees have adopted a Rule 12b-1 distribution plan for shares of the Fund.

         An investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with Rule 12b-1, promulgated by the SEC under the Investment Company Act. Some or all of the fees paid by the Fund to the Distributor and to certain participating dealers, including banks and financial services firms that provide distribution, administrative or shareholder services to the Fund could be deemed to be payment of distribution expenses. Accordingly, the Board of Trustees has adopted a plan with respect to shares of the Fund. The Board of Trustees believes that the Distribution Plan will benefit the Fund and the holders of its Shares.

         A quarterly report of the amounts expended under the Distribution Plan with respect to the Fund, and the purposes for which such expenditures were incurred, must be made to the Board of Trustees for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs that the Fund may bear pursuant to such plan without approval of the holders of the Fund's shares, and that other material amendments of the Distribution Plan must be approved by the Board of Trustees and by the Trustees who are neither interested persons of The Watchdog Fund nor have any direct or indirect financial interest in the operation of such plan or in any agreements entered into in connection with such plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan and any agreements entered into in connection with such plan are subject to annual approval with respect to the Fund by such vote of the Board of Trustees cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan may be terminated at any time with respect to the Fund by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of such plan or in any agreements entered into in connection with such plan or by vote of a majority of the shareholders of the Fund. Any agreement entered into in connection with the Distribution Plan may be terminated without penalty at any time, by such vote. Each such agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act).

ADMINISTRATOR

         Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as the Fund's administrator pursuant to an Administrative Services Agreement. The Administrator has agreed to provide the following services to the Company: (1) assist generally in supervising the Fund's operations, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, providing information concerning the Fund to its shareholders of record, handling shareholder problems, supervising the services of employees whose principal responsibility and function is to preserve and strengthen shareholder relations and monitoring the arrangements pertaining to The Watchdog Fund's agreements with participating dealers; (2) prepare reports to the Fund's shareholders and prepare tax returns and reports to and filings with the SEC; (3) compute the net asset value per share of the Fund; (4) provide the services of certain persons who may be elected as Trustees or appointed as officers by the Board of Trustees; and (5) maintain the registration of the Fund's shares for sale under state securities laws.

         The Watchdog Fund pays the Administrator as compensation for its services annual fee at the annual rate of .150% of the value of the Fund's average daily net assets up to $50 million; .125% of value of the Fund's average net assets between $50 and $100 million; .100% of the value of the Fund's average net assets for assets between $100 and $250 million; .075% of the value of the Fund's average net assets for assets between $250 and $500 million; and ..050% of the value of the Fund's average net assets for assets in excess of $500 million.

CUSTODIAN

         Custodial Trust Company, serves as The Watchdog Fund's custodian pursuant to a Custody Agreement. Under the Custody Agreement, the Custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, the Custodian receives an annual fee of the greater of (a) $5,000 and (b) the sum of (i) 0.03% per annum of the first $20,000,000 in market value of domestic assets credited to the custody account and (ii) 0.02% of the next $20,000,000 in such market value and (iii) 0.01% of such market value in excess of $40,0000,000 based upon the month-end market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. TheWatchdog Fund's assets are held under bank custodianship in compliance with the Investment Company Act.

TRANSFER AND SHAREHOLDER SERVICES AGENT

         Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as The Watchdog Fund's Transfer and Shareholder Services Agent pursuant to the Transfer Agent and Shareholder Services Agreement. Under the Transfer Agent and Shareholder Services Agreement, the Transfer Agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, distributes dividends and distributions payable by the Fund and produces statements with respect to account activity for the Fund and its shareholders. For these services, the Transfer Agent receives an annual fee per shareholder account of $24.00 with an $18,000 annual minimum and is reimbursed for out-of-pocket expenses.

                            DISTRIBUTION OF THE FUND

DISTRIBUTION OF SECURITIES

         Ultimus Fund Distributors, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as the principal underwriter and distributor of the shares of The Watchdog Fund. The Distributor distributes the Fund's shares continuously on a best efforts basis pursuant to an agreement that is renewable annually. Pursuant to the Distribution Plan, the Distributor is paid an annual distribution fee of $6,000.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         Subject to the general control of the Board of Trustees, the Adviser is responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities for the Fund. H Team Capital and Howard Horowitz may engage in other investment advisory activities and may advise clients other than the Fund. Such activities could place restrictions on the Fund's ability to engage in transactions with respect to certain issuers. Portfolio transactions involving common equity investments for the Fund will generally involve the payment of brokerage commissions. Other portfolio transactions such as transactions involving fixed income, or other types of securities for the Fund will occur primarily with issuers, underwriters and major dealers acting as principals. Such transactions are normally on a net basis, include any markups and markdowns, and do not involve the payment of brokerage commissions. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers include an undisclosed dealer spread. Transactions on foreign securities exchanges may involve the payment of negotiated brokerage commissions that may vary among different brokers or the payment of fixed brokerage commissions.


BROKERAGE SELECTION

         In making portfolio investments, the Adviser seeks to obtain the best net price and the most favorable execution of orders, taking into account factors such as (1) the general execution and operational facilities of the broker or dealer, (2) the type and size of the transaction involved, (3) the creditworthiness of the broker or dealer, (4) the stability of the broker or dealer, (5) execution and settlement capabilities, (6) time required to negotiate and execute the trade, (7) overall performance and (8) the broker's commissions or dealer's spread or mark-up. To the extent that the execution and price offered by more than one broker or dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with brokers or dealers who provide the Adviser with research advice or other services. Research advice and other services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser and its affiliates in servicing accounts in addition to the Fund, and not all such services will necessarily benefit the Fund exclusively.

         While the Adviser generally seeks the best price in placing its order, the Fund may not necessarily be paying the lowest price available. Notwithstanding the above, the Adviser may, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, select brokers who charge a commission in excess of that charged by other brokers, if the Adviser determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Adviser by such broker. The Adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Adviser in exchange for a certain volume of brokerage transactions to be executed through such broker.

         With respect to over-the-counter transactions, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

         The Fund will not execute portfolio transactions through, acquire portfolio securities issued by or enter into repurchase agreements with the Adviser or any affiliated person (as such term is defined in the Investment Company Act) of the Adviser, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). The Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Adviser or any affiliate thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment company portfolios that have similar investment objectives but are not subject to such limitations.

                          ANTI-MONEY LAUNDERING PROGRAM

         The Trust has established an Anti-Money Laundering Compliance Program (the "Program"), which includes the Customer Identification Program, as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

          Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                          SHARES OF BENEFICIAL INTEREST

         The Watchdog Fund Trust was organized as a Delaware business trust on April 15, 2003, and currently consists of one series, The Watchdog Fund, which is offered in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust currently consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid and non-assessable.

               The Watchdog Fund offers one class of shares. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-866-892-8243, see the Fund's website at www.thewatchdogfund.com or contact your sales representative, broker-dealer or bank to obtain more information about the Fund's shares.

             Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder's investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder's investment in the Fund. Under the Fund's Trust Instrument, the Boards of Trustees are authorized to create new portfolios or classes without the approval of the shareholders of the applicable Fund. Each share will have a pro rata interest in the assets of the Fund portfolios to which the shares of that series relates, and will have no interest in the assets of any other Fund portfolio. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. Each Fund's Board of Trustees is also authorized to create new classes without shareholder approval. When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the Advisory Agreement is a matter to be determined separately by each Fund. As used in the Prospectus and in this SAI, the term "majority", when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

               The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a trustee is requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

               Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

               Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

         A Shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined under applicable securities laws) of the Fund.

                               VALUATION OF SHARES

         The net asset value of each share is based on the net asset value of the Fund. In addition, although The Watchdog Fund does not charge any sales loads, certain dealers may charge you fees in connection with your purchases of the Fund's shares.

         The Watchdog Fund computes the net asset value per share by dividing the value of the net assets of the Fund's classes by the total number of shares of that class outstanding as of the close of regular trading on the New York Stock Exchange. The net asset value per share of each class of shares of the Fund is calculated Monday through Friday, except on days on which the NYSE is closed. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day.

         The following is a description of the procedures used by the Fund in valuing its assets. Except as described below, securities traded on an exchange will be valued on the basis of the last sale price on the principal market on which such securities are traded, on the date on which the valuation is made or, in the absence of sales in such market will be valued at the bid price, if available. Securities which are quoted by the NASDAQ National Market are valued at the NASDAQ Official Closing Price. Equity securities traded on the NASDAQ National Market for which no sales prices are available and over-the-counter securities will be valued on the basis of the bid prices at the close of business on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Board of Trustees. Fixed income securities may be valued on the basis of valuations provided by brokers and/or a pricing service that uses information with respect to transactions in fixed income securities, quotations from dealers and prices of comparable securities. Such valuations may reflect bid or mean between bid and asked prices for securities. Securities that are traded both in the over-the-counter market and on a stock exchange will be valued according to the broadest and most representative market. Securities may be valued by independent pricing services or other sources. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by The Watchdog Fund's Board of Trustees.

            ADDITIONAL PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

         Information on how to purchase, redeem and exchange shares of the Fund is included in the Prospectus under "Shareholder Information." The issuance of the Fund's shares is recorded on the Fund's books, and certificates for shares are not issued unless expressly requested in writing to the Transfer Agent. Certificates are not issued for fractional shares. No shareholder, other than the Adviser and its affiliates may own more than 5% of the Fund. The Fund may waive the 5% limitation at any time.

SUSPENSION OF THE RIGHT OF REDEMPTION

         Under the Investment Company Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

REDEMPTION IN KIND

         The Fund is obligated to redeem shares solely in cash up $250,000 or 1% of its net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Trustees determines that conditions exist that make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, the Fund may make payment wholly or partly in readily marketable securities or other property, valued in the same way as the Fund determines net asset value. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

         Pursuant to procedures approved by The Watchdog Fund's Board of Trustees, the Fund may satisfy a redemption request from an affiliated person (whether or not such affiliated person is an investment company registered under the Investment Company Act) by means of an in-kind distribution of portfolio securities, provided that (1) the redemption in kind is effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the Fund's net asset value, (3) the redemption in kind is consistent with the Fund's redemption policies and undertakings, as set forth in the Fund's Prospectus and this SAI, and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind selects, or influences the selection of, the distributed securities.

             ADDITIONAL INFORMATION CONCERNING TAXATION OF THE FUND

         The following discussion is only a brief summary of certain additional tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state and local tax concerns, and the discussion set forth here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their own tax advisers with specific questions relating to federal, state or local taxes.

FEDERAL INCOME TAXES

         The Prospectus describes generally the tax treatment of dividends and distributions made by the Trust. This section of the SAI includes additional information concerning federal income taxes.

         Qualification by the Fund as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code") requires, among other things, that (a) at least 90% of a Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities, options, futures, forward contracts, foreign currencies, and other income derived with respect to its business of investing in stock or securities; and (b) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities (except that such other securities must be limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Fund will not be subject to federal income tax on its net investment income and net capital gains which are distributed to its shareholders, provided that it distributes to its stockholders at least 90% of its net investment income and tax-exempt income earned in each year. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions will be taxed to shareholders as ordinary income.

         Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income for the calendar year,
(ii) 98% of capital gain net income for the one year period ending on October 31 and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the regulated investment company from its current year's ordinary income and capital gain net income and (ii) any amount on which the regulated investment company pays income tax for the year.

         For this purpose, any income or gain retained by the Fund that is subject to tax will be considered to have been distributed by year-end. In addition, dividends and distributions declared payable as of a date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends will, accordingly, be subject to income tax for the year in which the record date falls. The Fund intends to distribute substantially all of its net investment income and net capital gains and, thus, expects not to be subject to the excise tax.

         A capital gains distribution will be a return of invested capital to the extent the net asset value of an investor's shares is thereby reduced below his or her cost, even though the distribution will be taxable to the shareholder. A redemption of shares by a shareholder under these circumstances could result in a capital loss for federal tax purposes.

         It is anticipated that a portion of the dividends paid by the Fund will qualify for the dividends-received deduction available to corporations. The Fund is required to notify shareholders of the amount of dividends which will qualify for the deduction within 60 days of the close of the Fund's taxable year. Tax law proposals introduced from time to time, may also affect the dividends received deduction.

         Any loss realized on a redemption of shares of the Fund will be disallowed to the extent shares are reacquired within the 60-day period beginning 30 days before and ending 30 days after the day the shares are disposed.

         If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

         The amount of any realized gain or loss on closing out a forward contract will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the Fund at the end of a fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Any gain or loss recognized with respect to forward currency contracts is considered to be 60% long term capital gain or loss and 40% short term capital gain or loss, without regard to the holding period of the contract. Code Section 988 may also apply to forward contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Section 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact. Investors should be aware that the investments to be made by the Fund may involve sophisticated tax rules (such as the original issue discount, marked to market and real estate mortgage investment conduit ("REMIC") rules) that would result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. Investors should consult their tax advisers with respect to such rules.

         Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.

FOREIGN SHAREHOLDERS

         Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30%or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

                                PERFORMANCE DATA

         Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Leader Ratings, Inc., Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications and indices. From time to time, advertising materials for the Fund may compare the Fund's performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts, and may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation.

               From time to time, advertising materials for the Fund may refer to, or include commentary by the Fund's portfolio manager relating to investment strategy, asset growth of the Fund, current or past business, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders and Morningstar ratings and related analysis supporting the ratings.

AVERAGE ANNUAL TOTAL RETURN

         Under the rules of the SEC, advertising performance for the Fund must include "average annual total return" figures computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                 P(1 + T)n = ERV

         Where:

         P        =   a hypothetical initial payment of $1,000

         T        =   average annual total return

         n        =   number of years

         ERV      =   Ending Redeemable Value of a hypothetical $1,000 payment
                      made at the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

AGGREGATE TOTAL RETURN

         "Aggregate total return" figures represent the cumulative change in the value of an investment in the Fund's shares for the specified period and are computed by the following formula:

                        AGGREGATE TOTAL RETURN = ERV - P
                        --------------------------------
                                        P

Where:

         P        =   a hypothetical initial payment of $10,000.

         ERV      =   Ending Redeemable Value of a hypothetical $10,000
                      investment made at the beginning of a 1-, 5-, or 10-year period at the end of the 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

         The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

         Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, include the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the dividend income tax rate for distributions of dividend income, ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

OTHER INFORMATION CONCERNING PERFORMANCE DATA

         The Fund may also from time to time include in advertisements a total return figure that is not calculated according to the formulas set forth above. Any such figure, and any quotation of the Fund's performance stated in terms of yield (whether or not based on a 30-day period), will be given no greater prominence than the information prescribed under SEC rules.

         The Fund's performance will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses. Consequently, any given performance quotations should not be considered representative of the performance of the Fund's shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Fund's shares with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions as well as the relatively unique investment strategy the Fund employs.

         The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing and the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in relevant articles appearing in newspapers or periodicals, shareholder reports (including the investment composition of the Fund), as well as the views of the Fund's Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected index may be used to illustrate historic performance of select asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of the Fund. In addition, advertisements, sales literature, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, benefits, characteristics or services associated with a particular class of shares, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such advertisements or communications may include symbols, headlines or other materials that highlight or summarize the information discussed in more detail therein. Materials may refer to the CUSIP numbers of the various classes of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials may also include discussions of other funds, products and services and may include rankings based on performance or other characteristics as measured by independent third parties, including but not limited to Morningstar and Lipper Inc.

         Charts and graphs using net asset value, adjusted NAVs and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, the adjusted NAVs are not adjusted for sales charges, if any.

         The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

         The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other mutual funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

         Momentum indicators indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

         The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, that may produce superior after-tax returns over time.

         Advertisements and sales materials relating to the Fund may include information regarding the background, experience and expertise of the Adviser and/or portfolio manager of the Fund.

                             INDEPENDENT ACCOUNTANTS

         Grant Thornton, LLP, 60 Broad Street, New York, NY 10004 serves as the Company's independent accountants.

                                     COUNSEL

         Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, serves as counsel to the Trust.